UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 14, 2014

SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11475 Great Oaks Way, Suite 150, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(678) 581-6843

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are covered by the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believes,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predicts,” “project,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Form 8-K may include, without limitation, statements regarding projected growth, future revenue, benefits of entering into the investment agreements, anticipated improvements in earnings and other financial performance measures, future expectations concerning available cash and cash equivalents, assumptions underlying or relating to any of the foregoing, and other matters. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to differ materially from results expressed in or implied by this Form 8-K. Any expectations based on these forward-looking statements are subject to risks and uncertainties and other important factors, including those discussed in SANUWAVE Health, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, including the section titled “Risk Factors” therein, and all other filings made by the Company under the Exchange Act. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the filing date of this Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement. We assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Item 1.01     Entry Into Material Definitive Agreement.

(1)     On March 17, 2014, in conjunction with an offering of securities (the “Offering”) of SANUWAVE Health, Inc., a Nevada Corporation (the “Company”), pursuant to certain exemptive provisions from registration under the Securities Act of 1933, as amended (the “Act”) and related rules and regulations of the Securities and Exchange Commission (the “Commission”), the Company entered into a Securities Purchase Agreement with certain “accredited investors” (as that term is defined in the Commission’s Regulation D) (the “Purchasers”) for the issuance of an aggregate total of 6,210,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and 6,175 shares of the Company’s preferred stock, par value $0.001 per share and a stated value equal to $1,000 per share (the “Series A Convertible Preferred Stock”) for an aggregate total purchase price of $9,280,000. Each share of Series A Convertible Preferred Stock is convertible into 2,000 shares of Common Stock at the option of the holder. The Company intends to use the proceeds from the Offering for working capital and general corporate purposes. The Offering closed on March 17, 2014, at which time the securities were issued and the funds paid to the Company. A copy of the Form of Securities Purchase Agreement is attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1, and is incorporated by reference herein.

In addition, the Company, in connection with the Offering, issued to the Purchasers an aggregate total of 23,200,000 warrants (the “Series A Warrants”) to purchase shares of Common Stock at an exercise price of $0.50 per share. Each Series A Warrant represents the right to purchase one share of Common Stock. The warrants vested upon issuance and expire after five years. A copy of the Form of Series A Warrant (which is Exhibit A-1 to the Securities Purchase Agreement) is attached to this Current Report as Exhibit 4.1, and is incorporated by reference herein.

In addition, the Company, in connection with the Offering, issued to the Purchasers an aggregate total of 13,920,000 warrants (the “Series B Warrants”) to purchase shares of Common Stock at an exercise price of $1.50 per share. Each Series B Warrant represents the right to purchase one share of Common Stock. The warrants vested upon issuance and expire after one year. A copy of the Form of Series B Warrant (which is Exhibit A-2 to the Securities Purchase Agreement) is attached to this Current Report as Exhibit 4.2, and is incorporated by reference herein.

Pursuant to the terms of a Registration Rights Agreement that the Company entered with the Purchasers in connection with the Offering, the Company is required to file a registration statement, or registration statements, with the Commission that cover the resale by the Purchasers in the Offering of the shares of Common Stock and the shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock and exercise of the Series A Warrants and Series B Warrants. The failure on the part of the Company to satisfy certain deadlines described in the Registration Rights Agreement may subject the Company to payment of certain monetary penalties. A copy of the Form of Registration Rights Agreement is attached to this Current Report as Exhibit 10.2, and is incorporated by reference herein.

The Securities Purchase Agreement, the Registration Rights Agreement, the Series A Warrant and the Series B Warrant (collectively the “Agreements”) are included in this Current Report to provide information regarding their respective terms. They are not provided to give factual information about the Company or any other parties thereto. In addition, the representations, warranties and covenants contained in the Agreements were made only for purposes of those Agreements and as of specific dates, were solely for the benefit of the parties to those Agreements, and may be subject to limitations agreed to by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under these Agreements and should not view the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

The foregoing descriptions of each of the Agreements contained in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Agreements.

Kevin A. Richardson, II, chairman of the board of directors of the Company; Joseph Chiarelli, Chief Executive Officer of the Company and a member of the Company’s board of directors; and, Michael N. Nemelka, the brother of a member of the Company’s board of directors and an existing shareholder of the Company, were purchasers in the Offering.

(2)     During the period January 24, 2014 through March 7, 2014, the Company entered subscriptions payable for 18% Convertible Promissory Notes, as amended, (the “Notes”) from select accredited investors for an aggregate $815,000 (the “Note Offering”). The Notes have a nine (9) month term and the noteholders (the “Noteholders”) can convert into Company common stock at anytime during the term at $0.55 per share. Upon the consummation of a qualified financing, as defined in the Notes, of $1,000,000 or more by the Company, the principal and interest on the Notes will convert into Company common stock equal to the lower of (i) the Company common stock issued in the qualified financing, and (ii) $0.55 per share. The Noteholders will also receive, if any are issued, warrants or any other security issued in a qualified financing on similar terms to the qualified financing. The Notes are unsecured.

On March 17, 2014, in conjunction with the Closing, the Notes were automatically converted under the same terms as the Offering. The Offering was a qualified financing as defined in the Notes. The unpaid principal and interest balance of the Notes, which in the aggregate totaled $822,168, were converted into 1,644,337 shares of Common Stock of the Company for the Noteholders. In addition, under the same terms as in the Offering, the Company issued to the Noteholders an aggregate total of 2,055,421 Series A Warrants and 1,233,252 Series B Warrants.

The form of the subscription agreement used by the Company in connection with the Note Offering is attached hereto as Exhibit 10.3, and is incorporated by reference herein. The form of the Note and the First Amendment to the Notes are each attached to this Current Report as Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated by reference herein. The foregoing description of the agreements contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the agreements.

Michael N. Nemelka, the brother of a member of the Company’s board of directors and an existing shareholder of the Company, participated in the Note Offering.

Item 3.02     Unregistered Sales of Equity Securities.

On March 17, 2014, the Company completed the unregistered issuance and sale of 7,854,377 shares of Common Stock, 6,175 shares of Series A Convertible Preferred Stock, 25,255,421 Series A Warrants and 15,153,252 Series B Warrants, pursuant to the Offering (and conversion of the Notes issued in the Notes Offering), as described in Item 1.01 of this Current Report. To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

The issuance and sale of the Common Stock, Series A Convertible Preferred Stock, the Series A Warrants and the Series B Warrants described in Item 1.01 and 3.02 of this Current Report is exempt from registration under the Securities Act, pursuant to, inter alia, Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of these securities and is not offering securities to the public in connection with this issuance and sale.

Item 3.03     Material Modification of Rights of Security Holders.

On March 14, 2014, the Company filed a Certificate of Designation of Preferences, Right and Limitations of Series A Convertible Preferred Stock of the Company (the “Certificate of Designation”) with the Nevada Secretary of State. The Certificate of Designation amends the Company’s Articles of Incorporation to designate 6,175 shares of the Company’s Preferred Stock, par value $0.001 per share, as Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock has a stated value of $1,000 per share.

Under the Certificate of Designation, holders of Series A Convertible Preferred Stock will participate on an equal basis per-share with holders of our Common Stock in any distribution upon winding up, dissolution, or liquidation. Holders of Series A Convertible Preferred Stock are entitled to convert each share of Series A Preferred Stock into 2,000 shares of Common Stock. Holders of the Series A Preferred Stock are entitled to vote on all matters affecting the holders of the Common Stock of the Company on an “as converted” basis, provided that the holder of such Series A Preferred Stock does not hold in excess of 9.99% of the Company’s Common Stock at the time of measurement.

 A copy of the Certificate of Designation that was filed with the Nevada Secretary of State on March 14, 2014 is attached hereto as Exhibit 3.1, and is incorporated by reference herein.

Item 5.03     Amendments to Articles of Incorporation or Bylaws.

The disclosures set forth in Item 3.03 of this Current Report are incorporated by reference into this Item 5.03.

Item 7.01     Regulation FD Disclosure.

On March 18, 2014, the Company announced the Closing of the Offering and conversion of the Notes described in Item 1.01 of this Current Report. A copy of the related press release is furnished with this Current Report as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company dated March 14, 2014.

4.1	Form of Series A Warrant.

4.2	Form of Series B Warrant.

4.3	Form of Convertible Promissory Note between the Company and accredited investors a party thereto.

4.4	Amendment No. 1 to the Convertible Note Agreement between the Company and accredited investors a party thereto.

10.1	Form of Securities Purchase Agreement, by and among the Company and the accredited investors a party thereto, dated March 17, 2014.

10.2	Form of Registration Rights Agreement, by and among the Company and the holders a party thereto, dated March 17, 2014.

10.3	Form of Subscription Agreement for the 18% Convertible Promissory Notes between the Company and the accredited investors a party thereto.

99.1	Press Release dated March 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: March 18, 2014	By: /s/ Joseph Chiarelli
Name: Joseph Chiarelli
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company dated March 14, 2014.

4.1	Form of Series A Warrant.

4.2	Form of Series B Warrant.

4.3	Form of Convertible Promissory Note between the Company and accredited investors a party thereto.

4.4	Amendment No. 1 to the Convertible Note Agreement between the Company and accredited investors a party thereto.

10.1	Form of Securities Purchase Agreement, by and among the Company and the accredited investors a party thereto, dated March 17, 2014.

10.2	Form of Registration Rights Agreement, by and among the Company and the holders a party thereto, dated March 17, 2014.

10.3	Form of Subscription Agreement for the 18% Convertible Promissory Notes between the Company and the accredited investors a party thereto.

99.1	Press Release dated March 18, 2014.